Filed Pursuant to Rule 497(e)

File Nos. 333-167073; 811-22417

Destra Granahan Small Cap Advantage Fund

a series of Destra Investment Trust

December 20, 2021

Supplement to the

Prospectus and Statement of Additional Information (“SAI”),

each dated February 1, 2021, as supplemented

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI

Effective immediately, the Prospectus is updated as follows:

1. The following replaces the section entitled “Portfolio Managers” starting on page 7 of the Prospectus:

Portfolio Managers

Granahan Investment Management, Inc.
Andrew L. Beja, CFA (Managing Director)	Co-Lead Portfolio Manager of Fund since 2019
Jeffrey A. Harrison, CFA (Managing Director)	Co-Lead Portfolio Manager of Fund since 2021
Jennifer M. Pawloski (Managing Director)	Portfolio Manager of Fund since 2019
David M. Rose, CFA (Managing Director)	Portfolio Manager of Fund since 2019
Richard Watson, CFA (Senior Vice President)	Portfolio Manager of Fund since 2021

The Co-Lead Portfolio Managers and Portfolio Managers (together, the “portfolio managers”) are primarily and jointly responsible for the day-to-day management of the Fund.

2. The following replaces the sixth paragraph of the section entitled “Fund Management” starting on page 16 of the Prospectus:

Andrew L. Beja, CFA and Jeffrey A. Harrison, CFA serve as the Fund’s Co-Lead Portfolio Managers and Jennifer Pawloski, David M. Rose, CFA and Richard Watson, CFA serve as the Fund’s Portfolio Managers. The portfolio managers share responsibilities for the day-to-day management of the Fund’s investment portfolio.

●	Andrew L. Beja, CFA. Drew Beja is a Senior Vice President and Managing Director of GIM. Drew is the portfolio manager of GIM’s Small Cap Focused Growth strategy and portions of GIM’s Advantage and Core Growth strategies. Drew joined GIM at the end of 2011, bringing 30 years industry experience to the firm, primarily in the small and SMID-cap market sectors. His research has an emphasis in technology, business services and consumer and producer durables. Drew received his B.A. from Miami University. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society Boston.

●	Jeffrey A. Harrison, CFA. Jeff Harrison is a Senior Vice President and Managing Director of GIM. Jeff oversees GIM’s MicroCap Growth and Global Small Cap strategies, and also manages a portion of GIM’s Advantage and multi-managed strategies. Jeff came to GIM in 2015. Prior to joining GIM, Jeff spent 18 years specializing in small cap equities, including 11 years as a portfolio manager on a diversified small cap growth equity fund with Wells Capital Management and its predecessor companies in Richmond, Virginia. Jeff has extensive fundamental research experience across industries with specific expertise in the healthcare and financial services sectors. Jeff received his MBA in Finance from the College of William & Mary, and his BA from Hampden-Sydney College in Virginia. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute.

●	Jennifer M. Pawloski. Jennifer Pawloski is a Senior Vice President, Financial Officer and Managing Director of GIM. Jennifer’s research has an emphasis in the Technology sector, and she is a portfolio manager for GIM’s multi-managed Small Cap and SMID-Cap portfolios. Jennifer received her BS from Bentley College.

●	David M. Rose, CFA. David Rose is a Senior Vice President, Senior Investment Officer and a Managing Director of GIM. David is the portfolio manager for GIM’s Select Opportunities strategies and oversees a portion of GIM’s multi-managed Small Cap and SMID-Cap portfolios. David joined GIM in 2015 with over 16 years industry experience, including as a portfolio manager for several highly ranked equity mutual funds. David received his MS in Finance from the University of Wisconsin at Madison, and his BS in Business Administration from Washington University in St. Louis, MO. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society Boston.

●	Richard Watson, CFA. Rich Watson is a Senior Vice President and portfolio manager at GIM. Rich joined GIM in April 2021, bringing with him 30 years of experience in the healthcare sector, with expertise in biotech and life sciences. Most recently, Rich spent 15 years as a senior portfolio manager and healthcare analyst at Columbia Wanger Asset Management in Chicago from 2006 to 2021. Prior experience includes work as a health care analyst at William Blair & Company and Cowen. Rich also worked several years in the pharmaceutical industry. Rich earned a BS-Biochemistry/Biophysics from State University of New York and his MBA-Finance from DePaul University. Rich holds the Chartered Financial Analyst designation and is a member of the CFA Institute.

Effective immediately, the SAI is updated as follows:

1. The following replaces the section entitled “Portfolio Managers” starting on page 21 of the SAI:

The following paragraphs provide certain information with respect to the Co-Lead Portfolio Managers and Portfolio Managers (together, the “portfolio managers”) of the Fund and the material conflicts of interest that may arise in connection with their management of the investments of the Fund, on the one hand, and the investments of other client accounts for which they have responsibility, on the other hand.

Andrew L. Beja, CFA and Jeffrey A. Harrison, CFA serve as the Fund’s Co-Lead Portfolio Managers and Jennifer Pawloski, David M. Rose, CFA and Richard Watson, CFA serve as the Fund’s Portfolio Managers. The portfolio managers are jointly responsible for the day-to-day management of the Fund.

	Number of accounts	Assets of Accounts (in millions)*	Number of accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)*
Andrew L. Beja**
Other Registered Investment Companies	2	$1,054.40	0	—
Other Pooled Vehicles	1	$515.30	1	$255.00
Other Account	34	$1,086.70	2	$62.70
Jeffrey A. Harrison**
Other Registered Investment Companies	2	$330.00	0	$—
Other Pooled Vehicles	0	$—	0	$—
Other Account	4	$8.00	0	$—
Jennifer M. Pawloski**
Other Registered Investment Companies	1	$322.80	0	$—
Other Pooled Vehicles	0	$—	0	$—
Other Account	4	$125.50	0	$—
David M. Rose**
Other Registered Investment Companies	1	$322.80	0	$—
Other Pooled Vehicles	1	$237.70	0	$—
Other Account	10	$128.60	0	$—
Richard Watson***
Other Registered Investment Companies	2	$771.30	0	$0
Other Pooled Vehicles	0	$0	0	$0
Other Account	2	$148.20	0	$0

*	Total assets reflect accounts managed jointly as part of a team.
**	As of September 30, 2020
***	As of September 30, 2021

Conflicts of Interest. In addition to the Fund, the portfolio managers jointly manage accounts for and other individual and institutional clients.

As a result, potential conflicts of interest may arise as follows:

●	Allocation of Limited Time and Attention. The portfolio managers may devote unequal time and attention to the management of all accounts. As a result, the portfolio managers may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if they were to devote substantially more attention to the management of one account.

●	Allocation of Limited Investment Opportunities. If the portfolio managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among other accounts.

●	Pursuit of Differing Strategies. At times, the portfolio managers may determine that an investment opportunity may be appropriate for only some accounts or may decide that certain of these accounts should take differing positions (i.e., may buy or sell the particular security at different times or the same time or in differing amounts) with respect to a particular security. In these cases, the portfolio managers may place separate transactions for one or more accounts, which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

●	Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio managers differ among accounts. While GIM only charges fees based on assets under management for the Fund, and while it strives to maintain uniform fee schedules, it does have different fee schedules based on the differing advisory services required by some accounts, including performance-based compensation. Consequently, though the differences in such fee rates are slight, the portfolio managers may be motivated to favor certain accounts over others. In addition, the desire to maintain assets under management or to derive other rewards, financial or otherwise, could influence the portfolio managers in affording preferential treatment to those accounts that could most significantly benefit GIM.

GIM and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Sub-Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

Compensation of the Portfolio Managers. All analysts and portfolio managers at GIM are compensated with a base salary plus an annual bonus and profit sharing. Bonuses are based on an objective formula and have the potential to double, or more, an analyst or portfolio manager’s salary. The bonus formula accounts for individual contribution and performance sector teams (if applicable), with emphasis on three-year rolling performance against the applicable benchmark(s). The Sub-Adviser believes that the formula promotes accountability and sector teamwork and aligns GIM employees’ interests with those of its clients.

The portfolio managers for all sole-managed strategies, as well as for the Fund’s strategy, are also compensated on a performance-based revenue share with respect assets directly managed by the portfolio manager in those strategies. Internal performance goals for the portfolio managers are based on the Fund’s benchmark, the Russell 2000 Growth Index. Employee shareholders of GIM are also compensated through their equity in the firm, in the form of dividends.

Ownership of Securities. As of September 30, 2021, the portfolio managers beneficially owned the following dollar range of equity securities in the Fund.

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Andrew L. Beja	$100,001-$500,000
Jeffrey A. Harrison	None
Jennifer M. Pawloski	None
David M. Rose	None
Richard Watson	None

Please retain this Supplement with your Prospectus and SAI for future reference.

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